Exhibit 99.2
First Quarter 2022 Conference Call

Safe Harbor 2 This presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended .. These forward - looking statements reflect the current views of First Western Financial, Inc .. ’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance .. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward - looking nature .. These forward - looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control .. Accordingly, First Western cautions you that any such forward - looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict .. Although First Western believes that the expectations reflected in these forward - looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward - looking statements .. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : the COVID - 19 pandemic and its effects ; integration risks in connection with acquisitions ; the risk of geographic concentration in Colorado, Arizona, Wyoming and California ; the risk of changes in the economy affecting real estate values and liquidity ; the risk in our ability to continue to originate residential real estate loans and sell such loans ; risks specific to commercial loans and borrowers ; the risk of claims and litigation pertaining to our fiduciary responsibilities ; the risk of competition for investment managers and professionals ; the risk of fluctuation in the value of our investment securities ; the risk of changes in interest rates ; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low - cost funding sources .. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10 - K filed with the U .. S .. Securities and Exchange Commission (“SEC”) on March 15 , 2022 and other documents we file with the SEC from time to time .. All subsequent written and oral forward - looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph .. Forward - looking statements speak only as of the date of this presentation .. First Western undertakes no obligation to publicly update or otherwise revise any forward - looking statements, whether as a result of new information, future events or otherwise (except as required by law) .. Certain of the information contained herein may be derived from information provided by industry sources .. The Company believes that such information is accurate and the sources from which it has been obtained are reliable ; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information .. This presentation contains certain non - GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures .. Reconciliations of non - GAAP financial measures to GAAP financial measures are provided at the end of this presentation .. Numbers in the presentation may not sum due to rounding .. Our common stock is not a deposit or savings account .. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality .. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted .. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation .. Any representation to the contrary is a criminal offense .. Except as otherwise indicated, this presentation speaks as of the date hereof .. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof ..

3 Overview of 1Q22 Payoffs Impact Loan Growth 1Q22 Earnings Increasing Profitability ▪ Teton acquisition having positive impact on profitability prior to realization of most of the cost savings ▪ Larger balance sheet resulted in 27% increase in net interest income from 4Q21 ▪ Significant increases in adjusted ROAA, ROAE, and ROTCE from 4Q21 ▪ Non - performing assets remained consistent at 0.17% of total assets ▪ History of exceptionally low charge - offs continues Asset Quality Remains Exceptional ▪ High level of payoffs resulting from asset sales among high net worth and entrepreneurial clients ▪ Seasonally lighter loan production in first quarter ▪ Payoffs and lighter loan production result in excess liquidity during the first quarter ▪ Net income available to common shareholders of $5.5 million ▪ Diluted EPS of $0.57 ▪ Excluding acquisition - related expenses, adjusted net income of $5.9 million, or $0.61 per diluted share (1) (1) See Non - GAAP reconciliation

4 Net Income Available to Common Shareholders and Earnings per Share ▪ Net income of $5.5 million, or $0.57 diluted earnings per share, in 1Q22 ▪ Excluding acquisition - related expenses, adjusted diluted earnings per share (1) of $0.61 in 1Q22 ▪ Strong profitability resulted in 1.8% and 1.9% increase in book value per share and tangible book value per share (1) , respectively, from 4Q21 ▪ Strategic decision to maintain excess liquidity during 2021 rather than redeploying funds into investment securities has preserved book value as interest rates have increased in 2022 $6,277 $6,417 $1,917 $5,524 $5,999 $6,331 $6,669 $4,776 $5,922 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Net Income Adjustments to Net Income (1) $0.76 $0.78 $0.23 $0.57 $0.74 $0.77 $0.81 $0.57 $0.61 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Net Income Adjustments to Net Income Net Income Available to Common Shareholders Diluted Earnings per Share (1) See Non - GAAP reconciliation (1) (1) (1) (1) (1) (1) (1)

5 Wealth Management Segment Earnings (1) See Non - GAAP reconciliation $0.73 $0.86 $0.79 $0.71 $0.77 $0.99 $1.01 $1.07 $0.75 $0.80 $0.00 $0.50 $1.00 $1.50 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Wealth Management Segment Consolidated ▪ Wealth Management segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines ▪ Growth in private banking, commercial banking, and TIM businesses replacing earnings generated by mortgage segment during refinancing boom and creating sustainable path to higher profitability over long - term ▪ Increase in wealth management segment earnings from 4Q21 primarily due to an increase in average interest - earning assets Wealth Management Segment Diluted Pre - Tax Earnings Per Share (1)

6 Loan Portfolio ▪ Total loans HFI decreased $ 23.0 million from prior quarter due to high level of payoffs and a decrease in PPP loans of $30.1 million ▪ Seasonally lighter loan production in first quarter ▪ Growth in C&I loans partially offset payoffs of construction loans following project completions and CRE loans resulting from asset sales ▪ Loans HFI, excluding PPP increased 41.2% year - over - year and Bank Originated Loans, excluding PPP increased 27.8% year - over - year 1Q 2021 4Q 2021 1Q 2022 Cash, Securities and Other $363,155 $295,948 $ 271,811 Construction and Development 110,024 178,716 151,651 1 - 4 Family Residential 452,591 580,872 602,412 Non - Owner Occupied CRE 317,457 482,622 455,715 Owner Occupied CRE 161,787 212,426 212,401 Commercial and Industrial 141,770 203,584 237,144 Total Loans HFI $1,546,784 $1,954,168 $ 1,931,134 Mortgage loans held - for - sale (HFS) 175,752 29,857 33,713 Total Loans $ 1,722,536 $ 1,984,025 $ 1,964,847 $252.3 $144.6 $142.5 $133.4 $224.6 $101.8 $122.6 $91.5 $84.4 $122.3 $154.2 $30.5 $91.4 $40.6 $21.5 $25.6 $0 $50 $100 $150 $200 $250 $300 1Q21 2Q21 3Q21 4Q21 1Q22 Teton Acquired Production Loan Payoffs PPP Forgiveness (in millions) $1,731 $1,660 $1,648 $1,693 $1,945 $1,984 $1,965 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 1Q21 2Q21 3Q21 4Q21 1Q22 4Q21 1Q22 HFI HFS (1) Represents unpaid principal balance. Excludes deferred (fees) costs, and amortized premium / ( unaccreted discount ) and fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition (1) Loan Portfolio Details Loan Production & Loan Payoffs Average Total Loans (1) Average Period End

7 Total Deposits ▪ Total deposits increased $66.4 million from end of prior quarter ▪ Continued improvement in deposit mix as growth in noninterest - bearing and low - cost interest - bearing deposits offset decline in time deposits ▪ Strong new client acquisition activity resulted in $92.3 million in new deposit accounts in 1Q22 1Q 2021 4Q 2021 1Q 2022 Money market deposit accounts $918,940 $1,056,669 $1,108,315 Time deposits 157,072 170,491 156,678 NOW 130,540 309,940 319,648 Savings accounts 7,885 32,299 33,070 Noninterest - bearing accounts 593,388 636,304 654,401 Total Deposits $1,807,825 $2,205,703 $2,272,112 $1,721 $1,705 $1,723 $1,805 $2,274 $2,206 $2,272 $0 $500 $1,000 $1,500 $2,000 $2,500 1Q21 2Q21 3Q21 4Q21 1Q22 4Q21 1Q22 Average Period End ($ in millions) Deposit Portfolio Composition Total Deposits

8 Trust and Investment Management ▪ Total assets under management decreased $ 152.5 million from December 31, 2021 to $7.20 billion at March 31, 2022 ▪ The decrease in asset balances was attributable to unfavorable market conditions resulting in a decrease in the value of assets under management balances. $6,486 $6,762 $6,906 $7,352 $7,199 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter end) Total Assets Under Management

(1) All numbers represented do not include the impact of taxes (2) The deferred loan origination expenses are recorded in non - interest expenses (Salaries and Benefits) and amortized throug h net interest income (3) Includes $ 0.4 million in SBA fee income less $0.1 million of deferred loan origination expense Paycheck Protection Program Overview Impact on 1Q22 Financials (1) ($ in Millions) Net Interest Income Amortization of SBA fee income and deferred loan origination expense (2) $ 0.4 Interest income from PPP loans, less PPPLF funding cost $0.1 Net Interest Income $ 0.5 Net Interest Margin Impact 6 bps ($ in Millions) As of 3/31/22 Total Loans (existing PPP) $16.7 Total Loans Forgiven $301.1 PPPLF advances $12.6 Remaining Fees to be Recognized Pre - Tax (3) $ 0.3 9

(1) See Non - GAAP reconciliation Gross Revenue ▪ Gross revenue (1) increased 14.8% from 4Q21 due to higher net interest income ▪ Most areas of non - interest income were consistent with prior quarter with exception of decline in risk management and insurance fees and net gain on equity interests ▪ 4Q21 included $0.5 million net gain on equity interests Non - interest Income $8,633 Net Interest Income $18,284 32.1% 67.9% $23.7 $23.7 $25.3 $23.4 $26.9 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Wealth Management Mortgage (in millions) 1Q22 Gross Revenue (1) Gross Revenue (1) 10

11 Net Interest Income and Net Interest Margin ▪ Net interest income increased 27.1% from 4Q21, primarily due to higher average loan balances ▪ Excluding PPP fees and purchase accretion income, net interest income increased $3.3 million from 4Q21 ▪ Net interest margin, including PPP and purchase accretion, increased 6 bps to 2.98% ▪ Net interest margin, excluding PPP and purchase accretion (1) , decreased 8 bps to 2.87%, primarily due to excess liquidity resulting from high level of loan payoffs and deposit growth ▪ Net interest margin should expand as excess liquidity is used to fund loan growth and asset sensitive balance sheet benefits from additional increases in interest rates $13,053 $14,223 $14,846 $14,387 $18,284 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 2.88% (1) 2.88% (1) 3.06% (1) 2.95% 2.98% 2.90% 3.01% 3.14% 2.92% 2.87% (1) -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Net Interest Margin Adjusted Net Interest Margin (1) (in thousands) (1) See Non - GAAP reconciliation Net Interest Income Net Interest Margin

12 Non - Interest Income ▪ Non - interest income decreased 9.5% from 4Q21 ▪ Excluding net gain on equity interests in 4Q21, adjusted non - interest income (1) decreased 4.6%, primarily due to lower risk management and insurance fees, which are seasonally higher in Q4 compared to the rest of the fiscal year ▪ Largest sources of non - interest income – TIM fees and net gain on mortgage loans – were relatively consistent with prior quarter despite challenging market conditions for both businesses $10,615 $9,498 $10,495 $9,542 $8,633 $0 $5,000 $10,000 $15,000 $20,000 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Other $4,847 $5,009 $5,167 $5,197 $5,168 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 $5,200 $5,400 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 (in thousands) (in thousands) Total Non - Interest Income Trust and Investment Management Fees (1) See Non - GAAP reconciliation

13 Mortgage Operations ▪ Mortgage locks up 4.5% from prior quarter ▪ Refi/Purchase mix of 41% / 59% in 1Q22 compared to 41% / 59% in 4Q21 and 39% / 61% in 3Q21 ▪ Profit margin remained consistent quarter - over - quarter ▪ Non - interest expense down 28.0% in Mortgage segment from 1Q21 $490.8 $319.7 $256.1 $196.7 $148.6 $33.9 $41.2 $36.5 $34.3 $38.5 $0 $100 $200 $300 $400 $500 $600 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Originations for Sale Originations for Porfolio $359.4 $268.2 $279.0 $170.3 $178.0 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 (in millions) $2.1 $1.2 $2.3 $0.3 $0.3 $5.2 $3.9 $4.5 $2.5 $2.5 41% 31% 50% 12% 12% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Net Income Revenue Profit Margin (in millions) Mortgage Originations Mortgage Details Net Income, Revenue and Profit Margin Mortgage Loan Locks

14 Non - Interest Expense and Efficiency Ratio ▪ Non - interest expense decreased 5.5% from 4Q21 ▪ 1Q22 included $0.5 million of acquisition - related expense, compared with $3.7 million in 4Q21 ▪ Excluding acquisition - related expense, adjusted non - interest expense (1) increased from 4Q21 primarily due to impact of adding Teton’s operations ▪ Operating efficiency ratio (1) improved to 69.8% from 71.8% in 4Q21 $4 (1) $74 (1) $337 (1) $3,700 (1) $604 $15,629 $15,521 $16,469 $20,530 $19,391 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Non-Interest Expense Adjustments to Non-Interest Expense (1) 66.0% 65.1% 63.7% 71.8% 69.8% 0% 20% 40% 60% 80% 100% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 (1) See Non - GAAP reconciliation Total Non - Interest Expense Operating Efficiency Ratio (1) (in thousands) (1)

15 Asset Quality ▪ Stable asset quality across the portfolio ▪ Immaterial net charge - offs again in the quarter ▪ $0.2 million provision for loan losses related to growth in total loans, excluding PPP loans, and changes in portfolio mix ▪ Non - performing assets remained consistent at 0.17% of total assets ▪ ALLL/Adjusted Total Loans (1) decreased to 0.87% in 1Q22 from 0.88% in 4Q21, consistent with strong asset quality and immaterial losses 0.18% 0.16% 0.21% 0.17% 0.17% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Non - Performing Assets/Total Assets Net Charge - Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans, acquired loans, and loans accounted for under fair value option; see non - GAAP reconciliation

16 Near - Term Outlook ▪ Growing reputation and larger balance sheet positively impacting ability to attract experienced banking talent and expand business development capabilities across all markets ▪ Loan pipeline continues to build and should lead to higher loan growth over remainder of 2022 ▪ Higher loan growth and reduction in excess liquidity expected to drive increases in net interest income and net interest margin ▪ Realization of costs savings from Teton acquisition will further improve profitability during the second half of 2022 ▪ Strength of client base and business model positions First Western to effectively manage through macroeconomic and geopolitical headwinds and continue delivering strong results for shareholders

Appendix 17

18 Capital and Liquidity Overview 11.11% 11.11% 13.81% 7.67% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Liquidity Funding Sources (as of 3/31/22) Liquidity Reserves: Total Available Cash $ 450,727 Unpledged Investment Securities 42,696 Borrowed Funds: Unsecured : Credit Lines 54,000 Secured : FHLB Available 541,207 Brokered Remaining Capacity 521,397 Total Liquidity Funding Sources $ 1,611,733 Loan to Deposit Ratio 84.7% $91,662 $104,411 $130,704 $187,139 $190,931 $11.50 $13.15 $16.44 $19.87 $20.25 $10.00 $15.00 $20.00 $25.00 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 4Q18 4Q19 4Q20 4Q21 1Q22 TCE TBV/Share (in thousands) (1) See Non - GAAP reconciliation Consolidated Capital Ratios (as of 3/31/22) Tangible Common Equity / TBV per Share (1) (in thousands)

19 Non - GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of the Three Months Ended, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31 , 2021 Mar. 31 , 2022 Total shareholders' equity $116,875 $127,678 $154,962 $219,041 $223,266 Less: Goodwill and other intangibles, net 25,213 19,714 24,258 31,902 32,335 Intangibles held for sale (1) - 3,553 - - - Tangible common equity 91,662 104,411 $130,704 187,139 190,931 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 9,419,271 9,430,007 Tangible common book value per share $11.50 $13.15 $16.44 $19.87 $20.25 Net income available to common shareholders $5,524 Return on tangible common equity (annualized) 11.57% (1) Represents the intangible portion of assets held for sale Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Non - interest expense $15,629 $15,521 $16,469 $20,530 $19,391 Less: amortization 4 4 5 4 77 Less: acquisition related expenses - 70 332 3,696 527 Adjusted non - interest expense $15,625 $15,447 $16,132 $16,830 $ 18,787 Net interest income $13,053 $14,223 $14,846 $14,387 $18,284 Non - interest income 10,615 9,498 10,495 9,542 8,633 Less: Net gain on equity interests - - - 489 1 Adjusted non - interest income 10,615 9,498 10,495 9,053 8,632 Total income $23,668 $23,721 $25,341 $23,440 $ 26,916 Efficiency ratio 66.0% 65.1% 63.7% 71.8% 69.8%

20 Non - GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Total income before non - interest expense $18,471 $19,782 $20,438 $20,619 $ 24,189 Less: Net gain on equity interests - - - 489 1 Plus: Provision for loan loss - 12 406 812 210 Gross revenue $18,471 $19,794 $20,844 $20,942 $ 24,398 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Total income before non - interest expense $5,197 $3,927 $4,497 $2,498 $ 2,518 Plus: Provision for loan loss - - - - - Gross revenue $5,197 $3,927 $4,497 $2,498 $ 2,518 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Total income before non - interest expense $23,668 $23,709 $24,935 $23,117 $26,707 Less: Net gain on equity interests - - - 489 1 Plus: Provision for loan loss - 12 406 812 210 Gross revenue $23,668 $23,721 $25,341 $23,440 $ 26,916 Diluted Pre - Tax Earnings Per Share For The Three Months Ended (Dollars in thousands) March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Non - Mortgage income before income tax $5,917 $6,983 $6,199 $2,279 $7,011 Plus: Acquisition - related expenses - 70 332 3,696 527 Plus: Mortgage income before income tax 2,122 1,205 2,267 308 305 Less: Income tax expense including acquisition tax effect 2,040 1,927 2,129 1,507 1,921 Net income available to common shareholders $5,999 $6,331 $6,669 $4,776 $5,922 Diluted weighted average shares 8,098,680 8,213,900 8,246,353 8,370,998 9,762,602 Non - Mortgage Segment Diluted Pre - Tax Earnings Per Share $0.73 $0.86 $0.79 $0.71 $ 0.77 Consolidated Diluted Pre - Tax Earnings Per Share $0.99 $1.01 $1.07 $0.75 $ 0.80

21 Non - GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Net income available to common shareholders $5,999 $6,277 $6,417 $1,917 $5,524 Plus: acquisition related expense including tax impact - 54 252 2,859 398 Adjusted net income to common shareholders $5,999 $6,331 $6,669 $4,776 $5,922 Adjusted diluted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 Earnings per share $0.74 $0.76 $0.78 $0.23 $0.57 Plus: acquisition related expenses including tax impact - 0.01 0.03 0.34 0.04 Adjusted earnings per share $0.74 $0.77 $0.81 $0.57 $0.61 Allowance for loan losses to Bank originated loans excluding PPP As of (Dollars in thousands) December 31, 2021 March 31, 2022 Total loans held for investment $1,954,168 $ 1,931,134 Less: Branch acquisition 360,661 323,563 Less: PPP loans 40,062 13,109 Less: Purchased loans accounted for under fair value - 6,368 Loans excluding acquired and PPP 1,553,445 1,588.094 Allowance for loan losses 13,732 13,885 Allowance for loan losses to Bank originated loans excluding PPP 0.88% 0.87%

Non-GAAP Reconciliation

Adjusted net interest margin	For the Three Months Ended March 31, 2021			For the Three Months Ended June 30, 2021			For the Three Months Ended September 30, 2021			For the Three Months Ended December 31, 2021			For the Three Months Ended March 31, 2022		
(Dollars in thousands)	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate
Interest-bearing deposits in other financial institutions	213,577	91		292,615	92		266,614	105		279,406	109		475,942	232	
PPP adjustment	21,173	5		17,115	4		1,636	-		9,556	3		12,378	6	
Available-for-sale securities	31,936	196		26,474	169		29,130	180		36,001	226		55,739	337	
PPP adjustment	-	-		-	-		-	-		-	-		-	-	
Loans	1,554,990	14,212		1,573,553	15,287		1,592,800	15,861		1,653,920	15,398		1,922,770	19,096	
PPP adjustment	(171,263)	(945)		(176,396)	(1,583)		(81,476)	(1,081)		(51,825)	(622)		(30,481)	(491)	
Purchase Accretion adjustment	-	(344)		-	(260)		-	35		-	398		-	(328)	
Adjusted total Interest-earning assets	1,650,413	13,215		1,773,360	13,709		1,808,704	15,100		1,927,058	15,512		2,436,348	18,852	
Interest-bearing deposits		974			866			829			813			943	
PPP adjustment		-			-			-			-			-	
Federal Home Loan Bank Topeka and Federal Reserve borrowings		132			117			82			55			39	
PPP adjustment		(109)			(93)			(59)			(31)			(16)	
Subordinated notes		340			342			389			477			400	
Adjusted total interest-bearing liabilities		1,337			1,232			1,241			1,314			1,366	
Net interest income		11,878			12,477			13,859			14,198			17,486	
Adjusted net interest margin			**2.88%**			**2.88%**			**3.06%**			**2.95%**			**2.87%**

22